SMITH BARNEY FUNDS, INC.*
Large Cap Value Fund
U.S. Government Securities Fund
SMITH BARNEY SMALL CAP BLEND FUND, INC.**

Supplement dated June 12, 1998
to the Prospectuses dated
 *April 28, 1998
**April 30, 1998

The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the current Prospectuses.

Effective immediately, Class C shares will be renamed Class L shares. Effective June 15, 1998, Class L shares will be sold at net asset value per share plus a maximum initial sales charge of 1.00%.

Class L Share Expenses:

The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a Class L shareholder of the Portfolios of Smith Barney Funds, Inc. shown below and Smith
Barney Small Cap Blend Fund, Inc. (each, a "Portfolio") based on the maximum sales charge and maximum contingent deferred sales charge ("CDSC") that may be incurred at the time of purchase or redemption and each such Portfolio's operating expenses for its most recent fiscal year:


Large Cap
Value Fund

U.S.
Government
Securities

Small Cap
Blend

Shareholder Transaction Expenses


Maximum sales charge imposed
on purchases (as a percentage  of offering price)

1.00%
1.00%
1.00%

Maximum CDSC
(as a percentage of original cost or redemption proceeds, whichever is lower)

1.00%
1.00%
1.00%

Annual Portfolio Operating Expenses
(as a percentage of average net assets)


Management fees

0.58%
0.45%
0.75%

12b-1 fees+

1.00
0.70
1.00

Other expenses

0.11
0.12
0.25

TOTAL PORTFOLIO OPERATING EXPENSES

1.69%
1.27%
2.00%

EXAMPLE

    The following example is intended to assist an investor in understanding the various costs that an investor in Class L shares of the Portfolios shown below will bear directly or indirectly. The example assumes payment by each Portfolio of operating expenses at the levels set forth in the preceding table. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund" in the Prospectus for more information.


Large Cap
Value

U.S.
Government
Securities

Small Cap
Blend

An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:


1 year       $ 37     $ 33     $ 40

3 years        63       50       72

5 years       101       79      117

10 years      208      162      240

An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:


1 year         27     $ 23     $ 30

3 years        63       50       72

5 years       101       79      117

10 years      208      162      240

The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


Purchase of Shares:
Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of any Smith Barney Mutual Fund on June 12,1998 will not be subject to the 1% front-end sales charge.



+ Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.


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